Subsequent Events	12 Months Ended
Dec. 31, 2019
Disclosure Of Events After Reporting Period Explanatory [Abstract]
Subsequent Events
36.	Subsequent events

(i) Visa Agreement
On March 04, 2020, Banco XP (wholly owned subsidiary of XP Inc) entered into an agreement with Visa do Brasil Empreendimentos Ltda. (“Visa”) as an issuing partner of debit and credit cards. The initiative marks the entrance of XP Inc. in the credit card segment in Brazil.
(ii) Impacts of
COVID-19
Starting from January 2020, it was reported that a novel strain of coronavirus, later named COVID-19,
spread worldwide. XP is still in the process of assessing the impact. The extent to which COVID-19
impacts the business and financial results of XP will depend on future developments, which are uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain or treat its impact, among others.